                                                                    EXHIBIT 99.3
                              COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO GRAPHIC]  SERIES 2005-SL3
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[359,443,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL3


                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    ABN AMRO
                                    TRUSTEE


                               OCTOBER [27], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                              COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO GRAPHIC]  SERIES 2005-SL3
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

DEAL INFO                                   MASTER SERVICER:
------------------------------------
DEAL NAME             MLMI 2005-SL3         BACKUP SERVICER:
BLOOMBERG TICKER:
ASSET CLASS:          Second Lien           PRIMARY SERVICER(s):          % NAME           ORIGINATOR (s):        % NAME

ISSUER:               ML                                          1     100 Wilshire                     1     28.28   OPTION ONE
TRUSTEE:              ABN ABRO                                    2                                      2     18.20   ACCREDITED
LEAD MANAGER(s)         ML                                        3                                      3     16.33   ACOUSTIC
                                                                  4                                      4     37.20   Other
                                                                  5                                      5
                                                                  6                                      6
                                                                  7                                      7
                                                                  8                                      8
                                                                  9                                      9
                                                                 10                                     10
Cells in red font are calculations          Please fill out a complete list of all servicers and originators even if there're
and should be left alone.                   more then ten
Please put averages in gray cells
at the bottom of each bucket.


                                        FICO BUCKET
-----------------------------------------------------------------------------
                                       DEAL SIZE
                       ----------------------------------------      WA LOAN
FICO                   #LOANS             BALANCE          %         BALANCE
-----------------------------------------------------------------------------
NA                                                       0.00%
                       ------------------------------------------------------
=<500                                                    0.00%
                       ------------------------------------------------------
>500 =<520                                               0.00%
                       ------------------------------------------------------
>520 =<540                                               0.00%
                       ------------------------------------------------------
>540 =<560                                               0.00%
                       ------------------------------------------------------
>560 =<580                                               0.00%
                       ------------------------------------------------------
>580 =<600                   338         11,989,785      3.19%        35,473
                       ------------------------------------------------------
>600 =<620                 1,163         44,555,729     11.85%        38,311
                       ------------------------------------------------------
>620 =<640                 1,414         60,653,894     16.13%        42,895
                       ------------------------------------------------------
>640 =<660                 1,204         57,757,324     15.36%        47,971
                       ------------------------------------------------------
>660 =<680                 1,011         53,749,264     14.30%        53,164
                       ------------------------------------------------------
>680 =<700                   850         44,006,696     11.70%        51,773
                       ------------------------------------------------------
>700 =<750                 1,421         72,063,948     19.17%        50,714
                       ------------------------------------------------------
>750                         725         31,214,804      8.30%        43,055
-----------------------------------------------------------------------------
TOTAL                      8,126        375,991,445    100.00%        46,270
-----------------------------------------------------------------------------
FICO   MEAN: 672         MEDIAN: 659    STANDARD DEVIATION:  51.17
-----------------------------------------------------------------------------
                                                           FICO BUCKET
-----------------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       ------------------------------------------------------------------------------------------------
                                                                                        REFI                 INTEREST
FICO                    WAC      FICO     %CLTV      % DTI     PRIMARY     SF/PUD      CACHOUT  FULL DOC       ONLY
-----------------------------------------------------------------------------------------------------------------------
NA
                       ------------------------------------------------------------------------------------------------
=<500
                       ------------------------------------------------------------------------------------------------
>500 =<520
                       ------------------------------------------------------------------------------------------------
>520 =<540
                       ------------------------------------------------------------------------------------------------
>540 =<560
                       ------------------------------------------------------------------------------------------------
>560 =<580
                       ------------------------------------------------------------------------------------------------
>580 =<600                10.87%      595   98.74%     41.63%      100.00%   92.44%     19.39%    94.43%       0.00%
                       ------------------------------------------------------------------------------------------------
>600 =<620                10.81%      611   98.79%     42.28%       99.45%   88.37%     14.12%    75.31%       0.00%
                       ------------------------------------------------------------------------------------------------
>620 =<640                10.57%      630   98.53%     42.17%       99.41%   84.04%     18.87%    53.85%       0.00%
                       ------------------------------------------------------------------------------------------------
>640 =<660                10.16%      650   97.98%     41.42%       97.81%   79.93%     14.55%    37.78%       0.00%
                       ------------------------------------------------------------------------------------------------
>660 =<680                 9.85%      670   97.34%     40.21%       96.03%   79.31%     15.26%    28.39%       0.00%
                       ------------------------------------------------------------------------------------------------
>680 =<700                 9.44%      690   96.37%     38.87%       92.67%   77.75%     16.31%    25.90%       0.00%
                       ------------------------------------------------------------------------------------------------
>700 =<750                 8.98%      723   96.08%     38.03%       88.74%   78.33%     14.02%    28.84%       0.00%
                       ------------------------------------------------------------------------------------------------
>750                       8.67%      772   94.20%     34.45%       81.35%   75.46%     12.41%    37.03%       0.00%
-----------------------------------------------------------------------------------------------------------------------
TOTAL                      9.85%      672   97.23%     40.02%       94.37%   80.97%     15.38%    42.12%       0.00%
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                            CLTV BUCKET
--------------------------------------------------------------------------------
                                     DEAL SIZE
                       ----------------------------------------  WA LOAN
LTV                    #LOANS              BALANCE         %      BALANCE
--------------------------------------------------------------------------------
=<50                          12            566,461      0.15%       47,205
                       ---------------------------------------------------------
>50 =<55                       3            184,204      0.05%       61,401
                       ---------------------------------------------------------
>55 =<60                       7            419,079      0.11%       59,868
                       ---------------------------------------------------------
>60 =<65                      11            756,028      0.20%       68,730
                       ---------------------------------------------------------
>65 =<70                      18          1,199,720      0.32%       66,651
                       ---------------------------------------------------------
>70 =<75                      38          1,814,161      0.48%       47,741
                       ---------------------------------------------------------
>75 =<80                      91          6,003,869      1.60%       65,977
                       ---------------------------------------------------------
>80 =<85                      93          4,219,199      1.12%       45,368
                       ---------------------------------------------------------
>85 =<90                     780         27,627,943      7.35%       35,420
                       ---------------------------------------------------------
>90 =<95                     937         39,297,770     10.45%       41,940
                       ---------------------------------------------------------
>95<100                    1,156         68,372,156     18.18%       59,145
                       ---------------------------------------------------------
=100                       4,980        225,530,857     59.98%       45,287
                       ----------------------------------------
>100                                                     0.00%
--------------------------------------------------------------------------------
TOTAL                      8,126        375,991,445    100.00%       46,270
--------------------------------------------------------------------------------
LTV  MEAN: 97.23%    CLTV: 96.93%  STANDARD DEVIATION: 5.63%         LTV =80:
--------------------------------------------------------------------------------

                                                                   CLTV BUCKET
----------------------------------------------------------------------------------------------------------------------------
                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       -----------------------------------------------------------------------------------------------------
                                                                                  REFI                  INTEREST
LTV                       WAC      FICO     %CLTV      % DTI       Primary     SF/PUD      CACHOUT    FULL DOC        ONLY
----------------------------------------------------------------------------------------------------------------------------
=<50                      7.29%        698    42.37%    43.07%        100.00%    96.87%      69.76%    74.86%         0.00%
                       -----------------------------------------------------------------------------------------------------
>50 =<55                  7.98%        692    54.36%    43.10%        100.00%    21.65%      40.38%    21.65%         0.00%
                       -----------------------------------------------------------------------------------------------------
>55 =<60                  9.75%        675    57.63%    33.55%         89.29%   100.00%      78.86%    40.68%         0.00%
                       -----------------------------------------------------------------------------------------------------
>60 =<65                  8.01%        698    62.10%    37.87%        100.00%   100.00%      87.90%    33.93%         0.00%
                       -----------------------------------------------------------------------------------------------------
>65 =<70                  8.03%        701    68.25%    42.06%         74.96%    74.96%      46.85%    29.74%         0.00%
                       -----------------------------------------------------------------------------------------------------
>70 =<75                  7.01%        711    72.84%    39.58%         94.43%    94.46%      67.46%    75.05%         0.00%
                       -----------------------------------------------------------------------------------------------------
>75 =<80                  7.77%        702    78.72%    37.82%         85.14%    87.18%      71.14%    44.52%         0.00%
                       -----------------------------------------------------------------------------------------------------
>80 =<85                  8.86%        696    83.43%    34.33%         84.45%    83.26%      55.05%    53.06%         0.00%
                       -----------------------------------------------------------------------------------------------------
>85 =<90                  9.05%        712    89.29%    34.98%         64.39%    77.89%      32.64%    38.26%         0.00%
                       -----------------------------------------------------------------------------------------------------
>90 =<95                  9.70%        692    94.50%    35.72%         80.96%    75.91%      20.13%    31.10%         0.00%
                       -----------------------------------------------------------------------------------------------------
>95<100                  10.07%        669    97.71%    41.54%         98.72%    83.35%       9.06%    25.92%         0.00%
                       -----------------------------------------------------------------------------------------------------
=100                     10.03%        663   100.00%    40.99%         99.57%    81.13%      11.03%    48.92%         0.00%

>100
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     9.85%        672    97.23%    40.02%         94.37%    80.97%      15.38%    42.12%         0.00%
----------------------------------------------------------------------------------------------------------------------------
                          0.22%                                                                     % Silent Seconds: 0.00%
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                   DTI BUCKET
------------------------------------------------------------------------------------------

                                      DEAL SIZE
                       ----------------------------------------    WA LOAN
DTI                     #LOANS              BALANCE       %        BALANCE
--------------------------------------------------------------------------------
=<20                        556         27,066,673      7.20%       48,681
                      ---------------------------------------------------------
>20 =<25                    361         15,044,663      4.00%       41,675
                      ---------------------------------------------------------
>25 =<30                    558         20,726,382      5.51%       37,144
                      ---------------------------------------------------------
>30 =<35                    929         34,994,856      9.31%       37,669
                      ---------------------------------------------------------
>35 =<40                  1,436         61,759,903     16.43%       43,008
                      ---------------------------------------------------------
>40 =<45                  2,211        113,568,148     30.20%       51,365
                      ---------------------------------------------------------
>45 =<50                  1,471         72,899,262     19.39%       49,558
                      ---------------------------------------------------------
>50 =<55                    519         25,594,260      6.81%       49,315
                      ---------------------------------------------------------
>55 =<60                     82          4,240,011      1.13%       51,707
                      ---------------------------------------------------------
>60                           3             97,286      0.03%       32,429
-------------------------------------------------------------------------------
TOTAL                     8,126        375,991,445    100.00%       46,270
-------------------------------------------------------------------------------
DTI Mean: 40.02         Median: 40.95           STANDARD DEVIATION:     9.44
-------------------------------------------------------------------------------


                                                            DTI BUCKET
---------------------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       ----------------------------------------------------------------------------------------------------

                                                                                  REFI                INTEREST
DTI                       WAC      FICO     %CLTV      % DTI         PRIMARY   SF/PUD      CACHOUT    FULL DOC    ONLY
---------------------------------------------------------------------------------------------------------------------------
=<20                   10.42%         709    95.71%    14.25%         77.18%   74.62%       12.30%     12.45%      0.00%
                     ------------------------------------------------------------------------------------------------------
>20 =<25                9.43%         696    95.61%    22.88%         87.95%   84.77%       16.76%     34.94%      0.00%
                     ------------------------------------------------------------------------------------------------------
>25 =<30                9.56%         682    96.50%    27.65%         88.44%   83.80%       16.95%     45.99%      0.00%
                     ------------------------------------------------------------------------------------------------------
>30 =<35                9.61%         679    96.85%    32.69%         92.51%   82.50%       14.98%     46.77%      0.00%
                     ------------------------------------------------------------------------------------------------------
>35 =<40                9.76%         673    96.61%    37.67%         94.23%   85.28%       18.44%     39.78%      0.00%
                     ------------------------------------------------------------------------------------------------------
>40 =<45                9.93%         670    97.63%    42.89%         97.35%   75.97%       13.69%     31.74%      0.00%
                     ------------------------------------------------------------------------------------------------------
>45 =<50                9.88%         659    97.77%    47.62%         98.27%   84.11%       16.36%     52.36%      0.00%
                     ------------------------------------------------------------------------------------------------------
>50 =<55                9.87%         649    98.65%    52.48%         99.06%   84.21%       14.96%     81.53%      0.00%
                     ------------------------------------------------------------------------------------------------------
>55 =<60                9.56%         652    99.69%    56.47%         98.32%   80.40%       12.55%     96.14%      0.00%
                     ------------------------------------------------------------------------------------------------------
>60                     8.31%         689   100.00%    61.77%        100.00%   25.44%        0.00%    100.00%      0.00%
---------------------------------------------------------------------------------------------------------------------------
TOTAL                   9.85%         672    97.23%    40.02%         94.37%   80.97%       15.38%     42.12%      0.00%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 PURPOSE BUCKET
--------------------------------------------------------------------------------

                                        DEAL SIZE
                        --------------------------------------      WA LOAN
PURPOSE                  #LOANS         BALANCE          %          BALANCE
-------------------------------------------------------------------------------
PURCHASE                  6,440        298,787,458     79.47%       46,396
                      ---------------------------------------------------------
REFI (CASH OUT)           1,203         57,830,603     15.38%       48,072
                      ---------------------------------------------------------
REFI (NO CASH)                                          0.00%
                      ---------------------------------------------------------
REFI (RATE TERM)            483         19,373,384      5.15%       40,111
                      ---------------------------------------------------------
CONSOLIDATION                                           0.00%
                      ---------------------------------------------------------
OTHER                                                   0.00%
-------------------------------------------------------------------------------
TOTAL                     8,126        375,991,445    100.00%       46,270
-------------------------------------------------------------------------------
                                                          PURPOSE BUCKET
---------------------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
---------------------------------------------------------------------------------------------------------------------------

                                                                                  REFI                INTEREST
PURPOSE                    WAC      FICO     %CLTV     % DTI      PRIMARY     SF/PUD       CACHOUT    FULL DOC    ONLY
---------------------------------------------------------------------------------------------------------------------------
PURCHASE                10.03%        671   98.39%     40.13%       94.28%     79.07%        0.00%    37.55%       0.00%
                      -----------------------------------------------------------------------------------------------------
REFI (CASH OUT)          9.45%        669   93.02%     39.75%       94.62%     87.15%      100.00%    55.52%       0.00%
                      -----------------------------------------------------------------------------------------------------
REFI (NO CASH)
                      ----------------------------------------------------------------------------------------------------
REFI (RATE TERM)         8.25%        698   91.96%     39.03%       95.10%     91.79%        0.00%    72.56%       0.00%
                      -----------------------------------------------------------------------------------------------------
CONSOLIDATION
                      -----------------------------------------------------------------------------------------------------
OTHER
---------------------------------------------------------------------------------------------------------------------------
TOTAL                    9.85%        672   97.23%     40.02%       94.37%     80.97%       15.38%    42.12%       0.00%
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                OCCUPANCY BUCKET
-------------------------------------------------------------------------------

                                     DEAL SIZE
                       ----------------------------------------     WA LOAN
OCC TYPE                 #LOANS           BALANCE        %           BALANCE
------------------------------------------------------------------------------
PRIMARY (OOC)              7,463        354,828,174     94.37%       47,545
                       -------------------------------------------------------
INVESTMENT                   610         18,997,626      5.05%       31,144
                       -------------------------------------------------------
2ND / VACATION                53          2,165,645      0.58%       40,861
                       -------------------------------------------------------
RENTAL                                                   0.00%
                       -------------------------------------------------------
OTHER                                                    0.00%
------------------------------------------------------------------------------
TOTAL                      8,126        375,991,445    100.00%       46,270
------------------------------------------------------------------------------

                                                          OCCUPANCY BUCKET
-----------------------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                REFI                INTEREST
OCC TYPE                  WAC          FICO     %CLTV     % DTI      PRIMARY     SF/PUD       CACHOUT  FULL DOC      ONLY
-----------------------------------------------------------------------------------------------------------------------------
PRIMARY (OOC)            9.80%          669   97.58%     40.56%      100.00%     82.43%       15.42%    43.39%       0.00%
                      -------------------------------------------------------------------------------------------------------
INVESTMENT              10.73%          720   91.06%     30.80%        0.00%     53.49%       14.15%    20.63%       0.00%
                      -------------------------------------------------------------------------------------------------------
2ND / VACATION           9.97%          716   93.49%     26.69%        0.00%     83.16%       19.53%    22.80%       0.00%
                      -------------------------------------------------------------------------------------------------------
RENTAL
                      -------------------------------------------------------------------------------------------------------
OTHER
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                    9.85%          672   97.23%     40.02%       94.37%     80.97%       15.38%    42.12%       0.00%
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                      DOCUMENTATION BUCKET
-------------------------------------------------------------------------------
                                        DEAL SIZE
                       ----------------------------------------     WA LOAN
DOC TYPE                 #LOANS         BALANCE           %         BALANCE
-------------------------------------------------------------------------------
FULL                       4,254        167,259,260     44.48%       39,318
                       --------------------------------------------------------
ALTERNATIVE                  118          6,365,913      1.69%       53,948
                       --------------------------------------------------------
LIMITED                       63          4,173,863      1.11%       66,252
                       --------------------------------------------------------
STATED NO                  3,351        178,009,404     47.34%       53,121
                       --------------------------------------------------------
RATIO NINA                                               0.00%
                       --------------------------------------------------------
NO DOC OTHER                                             0.00%
                       --------------------------------------------------------
                                                         0.00%
                       --------------------------------------------------------
                             340         20,183,005      5.37%       59,362
-------------------------------------------------------------------------------
TOTAL                      8,126        375,991,445    100.00%       46,270
-------------------------------------------------------------------------------
                                                              DOCUMENTATION BUCKET
--------------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------------------------------------------------
                                                                                          REFI                INTEREST
DOC TYPE                 WAC      FICO     %CLTV     % DTI      PRIMARY     SF/PUD       CACHOUT   FULL DOC      ONLY
--------------------------------------------------------------------------------------------------------------------------
FULL                    9.44%       660   97.41%     40.72%       96.26%     85.62%       19.96%      94.68%     0.00%
                      ---------------------------------------------------------------------------------------------------
ALTERNATIVE             9.40%       665   97.24%     37.61%       98.65%     76.05%       28.29%       0.00%     0.00%
                      ---------------------------------------------------------------------------------------------------
LIMITED                10.43%       649   96.91%     39.99%       99.06%     91.89%       17.93%       0.00%     0.00%
                      ---------------------------------------------------------------------------------------------------
STATED                 10.10%       681   97.16%     39.46%       93.54%     78.69%       11.18%       0.00%     0.00%
                      ---------------------------------------------------------------------------------------------------
NO RATIO
                      ---------------------------------------------------------------------------------------------------
NINA
                      ---------------------------------------------------------------------------------------------------
NO DOC
                      ---------------------------------------------------------------------------------------------------
OTHER                  11.09%        699   96.40%     39.61%       83.71%     61.87%        9.88%       0.00%     0.00%
-------------------------------------------------------------------------------------------------------------------------
TOTAL                   9.85%        672   97.23%     40.02%       94.37%     80.97%       15.38%      42.12%     0.00%
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                 PROPERTY BUCKET
-------------------------------------------------------------------------------------------
                                                                             WEIGHTED AVERAGE
                                                                               COLLATERAL
                                    DEAL SIZE                                CHARACTERISTICS
                       ----------------------------------------    WA LOAN   ----------------
PROPERTY TYPE            #LOANS           BALANCE        %          BALANCE        WAC
-------------------------------------------------------------------------------------------
SINGLE FAMILY              5,573        245,403,396     65.27%       44,034       9.77%
                       --------------------------------------------------------------------
PUD                        1,172         59,034,844     15.70%       50,371       9.84%
                       --------------------------------------------------------------------
2-4 UNIT                     635         38,629,224     10.27%       60,833      10.26%
                       --------------------------------------------------------------------
TOWNHOUSE                     27            873,434      0.23%       32,349      10.79%
                       --------------------------------------------------------------------
CONDO                        719         32,050,548      8.52%       44,577       9.90%
                       --------------------------------------------------------------------
MH                                                       0.00%
                       --------------------------------------------------------------------
OTHER                                                    0.00%
-------------------------------------------------------------------------------------------
TOTAL                      8,126        375,991,445    100.00%       46,270       9.85%
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                 PROPERTY BUCKET
----------------------------------------------------------------------------------------------------------------
                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------
                                                                                  REFI                 INTEREST
PROPERTY TYPE             FICO     %CLTV     % DTI      PRIMARY     SF/PUD       CACHOUT   FULL DOC      ONLY
-----------------------------------------------------------------------------------------------------------------
SINGLE FAMILY               668   97.25%     40.21%       96.86%    100.00%       17.28%    46.49%       0.00%
                       ------------------------------------------------------------------------------------------
PUD                         676   96.91%     38.87%       92.81%    100.00%       13.55%    37.26%       0.00%
                       ------------------------------------------------------------------------------------------
2-4 UNIT                    689   96.97%     40.15%       80.39%      0.00%        9.04%    22.89%       0.00%
                       ------------------------------------------------------------------------------------------
TOWNHOUSE                   644   99.78%     39.03%      100.00%      0.00%        2.77%    47.87%       0.00%
                       ------------------------------------------------------------------------------------------
CONDO                       675   97.89%     40.39%       94.93%      0.00%       12.21%    40.65%       0.00%
                       ------------------------------------------------------------------------------------------
MH
                       ------------------------------------------------------------------------------------------
OTHER
-----------------------------------------------------------------------------------------------------------------
TOTAL                       672   97.23%     40.02%       94.37%      80.97%      15.38%    42.12%       0.00%
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                PRINCIPAL BUCKET
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                             WEIGHTED AVERAGE
                                                                               COLLATERAL
                                    DEAL SIZE                                CHARACTERISTICS
                       ----------------------------------------    WA LOAN   ----------------
UPB                       #LOANS           BALANCE         %         BALANCE       WAC
-------------------------------------------------------------------------------------------
=<10                          66            626,619      0.17%         9,494     9.51%
                       --------------------------------------------------------------------
>10 =<20                     994         16,536,481      4.40%        16,636     9.93%
                       --------------------------------------------------------------------
>20 =<30                   1,900         48,606,871     12.93%        25,583     9.89%
                       --------------------------------------------------------------------
>30 =<40                   1,494         52,194,312     13.88%        34,936     9.89%
                       --------------------------------------------------------------------
>40 =<50                     991         44,609,971     11.86%        45,015     9.76%
                       --------------------------------------------------------------------
>50 =<60                     725         39,887,554     10.61%        55,017     9.85%
                       --------------------------------------------------------------------
>60 =<70                     543         35,328,077      9.40%        65,061     9.92%
                       --------------------------------------------------------------------
>70 =<80                     428         32,136,181      8.55%        75,085     9.77%
                       --------------------------------------------------------------------
>80 =<90                     287         24,452,762      6.50%        85,201     9.85%
                       --------------------------------------------------------------------
>90 =<100                    218         20,800,659      5.53%        95,416     9.83%
                       --------------------------------------------------------------------
>100 =<150                   421         49,483,522     13.16%       117,538     9.86%
                       --------------------------------------------------------------------
>150 =<200                    47          8,373,630      2.23%       178,162     9.79%
                       --------------------------------------------------------------------
>200 =<300                    11          2,455,743      0.65%       223,249     9.56%
                       --------------------------------------------------------------------
>300 <400                                                0.00%
                       --------------------------------------------------------------------
=>400                          1            499,061      0.13%       499,061     8.38%
-------------------------------------------------------------------------------------------
TOTAL                      8,126        375,991,445    100.00%        46,270     9.85%
-------------------------------------------------------------------------------------------
*In $1,000
                        MIN 2,192.94     Max 499,061.14

----------------------------------------------------------------------------------------------------------------
                                PRINCIPAL BUCKET
----------------------------------------------------------------------------------------------------------------
                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------
                                                                                   REFI                 INTEREST
UPB                        FICO     %CLTV     % DTI      PRIMARY     SF/PUD       CACHOUT   FULL DOC      ONLY
-----------------------------------------------------------------------------------------------------------------
=<10                        711   90.57%     32.16%         16.86%    76.31%      12.57%     37.36%        0.00%
                       ------------------------------------------------------------------------------------------
>10 =<20                    636   96.18%     36.23%         79.24%    85.64%      13.11%     63.05%        0.00%
                       ------------------------------------------------------------------------------------------
>20 =<30                    661   97.37%     38.14%         92.77%    87.32%      13.38%     62.24%        0.00%
                       ------------------------------------------------------------------------------------------
>30 =<40                    663   97.76%     38.91%         94.91%    84.79%      14.29%     55.83%        0.00%
                       ------------------------------------------------------------------------------------------
>40 =<50                    670   97.27%     39.78%         94.45%    83.35%      18.15%     50.61%        0.00%
                       ------------------------------------------------------------------------------------------
>50 =<60                    674   97.50%     40.65%         95.15%    81.18%      16.06%     40.26%        0.00%
                       ------------------------------------------------------------------------------------------
>60 =<70                    674   97.49%     40.64%         95.17%    73.63%      16.80%     37.03%        0.00%
                       ------------------------------------------------------------------------------------------
>70 =<80                    678   97.04%     41.06%         96.53%    80.99%      14.95%     32.68%        0.00%
                       ------------------------------------------------------------------------------------------
>80 =<90                    674   97.65%     42.00%         97.60%    76.02%      15.65%     28.53%        0.00%
                       ------------------------------------------------------------------------------------------
>90 =<100                   676   96.94%     42.11%         95.81%    77.48%      13.89%     25.08%        0.00%
                       ------------------------------------------------------------------------------------------
>100 =<150                  680   97.71%     42.14%         97.32%    76.66%      15.57%     24.20%        0.00%
                       ------------------------------------------------------------------------------------------
>150 =<200                  705   92.42%     35.88%         90.65%    72.90%      17.92%     17.39%        0.00%
                       ------------------------------------------------------------------------------------------
>200 =<300                  704   94.19%     36.08%         90.26%    91.72%      18.97%     18.97%        0.00%
                       ------------------------------------------------------------------------------------------
>300 <400
                       ------------------------------------------------------------------------------------------
=>400                       693   79.42%     24.72%        100.00%   100.00%       0.00%      0.00%        0.00%
-----------------------------------------------------------------------------------------------------------------
TOTAL                       672   97.23%     40.02%         94.37%    80.97%      15.38%     42.12%        0.00%
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                          STATE CONCENTRATION BUCKET *
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                             WEIGHTED AVERAGE
                                                                               COLLATERAL
                                    DEAL SIZE                                CHARACTERISTICS
                       ----------------------------------------    WA LOAN   ----------------
STATE*                   #LOANS            BALANCE         %       BALANCE         WAC
-------------------------------------------------------------------------------------------
CALIFORNIA                 1,336        104,601,660     27.82%       78,295        9.84%
                       --------------------------------------------------------------------
FLORIDA                      737         29,572,619      7.87%       40,126       10.16%
                       --------------------------------------------------------------------
NEW YORK                     254         18,314,192      4.87%       72,103        9.50%
                       --------------------------------------------------------------------
MASSACHUSETTS                260         15,092,983      4.01%       58,050       10.02%
                       --------------------------------------------------------------------
TEXAS                        557         14,809,274      3.94%       26,588        9.76%
                       --------------------------------------------------------------------
MICHIGAN                     444         14,357,184      3.82%       32,336        9.43%
                       --------------------------------------------------------------------
ILLINOIS                     297         13,913,323      3.70%       46,846       10.00%
                       --------------------------------------------------------------------
ARIZONA                      353         13,676,154      3.64%       38,743       10.34%
                       --------------------------------------------------------------------
VIRGINIA                     241         13,098,524      3.48%       54,351        9.88%
                       --------------------------------------------------------------------
COLORADO                     311         12,610,098      3.35%       40,547        9.72%
                       --------------------------------------------------------------------
MARYLAND                     217         11,655,653      3.10%       53,713       10.01%
                       --------------------------------------------------------------------
WASHINGTON                   255         11,347,404      3.02%       44,500        9.53%
                       --------------------------------------------------------------------
NEVADA                       159          9,059,677      2.41%       56,979        9.90%
                       --------------------------------------------------------------------
GEORGIA                      263          8,708,854      2.32%       33,114        9.96%
                       --------------------------------------------------------------------
NEW JERSEY                   120          6,614,205      1.76%       55,118        9.43%
                       --------------------------------------------------------------------
OTHER                      2,322         78,559,640     20.89%       33,833        9.83%
-------------------------------------------------------------------------------------------
TOTAL                      8,126        375,991,445    100.00%       46,270        9.85%
-------------------------------------------------------------------------------------------
 * Fill in top 15 states only, combine the remaining in the "Other" Bucket.

----------------------------------------------------------------------------------------------------------------
                          STATE CONCENTRATION BUCKET *
----------------------------------------------------------------------------------------------------------------
                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------
                                                                                  REFI                  INTEREST
STATE*                    FICO     %CLTV     % DTI      PRIMARY     SF/PUD       CACHOUT   FULL DOC        ONLY
-----------------------------------------------------------------------------------------------------------------
CALIFORNIA                  676   97.28%     42.25%       97.15%     82.36%       13.78%    25.48%         0.00%
                       ------------------------------------------------------------------------------------------
FLORIDA                     666   96.95%     39.84%       92.96%     83.17%       11.46%    39.92%         0.00%
                       ------------------------------------------------------------------------------------------
NEW YORK                    685   95.67%     40.83%       98.63%     44.34%       23.73%    32.39%         0.00%
                       ------------------------------------------------------------------------------------------
MASSACHUSETTS               681   97.51%     40.81%       88.12%     37.98%        8.43%    41.51%         0.00%
                       ------------------------------------------------------------------------------------------
TEXAS                       672   97.53%     37.46%       83.61%     93.69%        0.94%    56.41%         0.00%
                       ------------------------------------------------------------------------------------------
MICHIGAN                    671   96.94%     39.28%       99.08%     89.89%       21.34%    64.74%         0.00%
                       ------------------------------------------------------------------------------------------
ILLINOIS                    670   97.84%     38.96%       95.19%     59.46%       18.73%    31.00%         0.00%
                       ------------------------------------------------------------------------------------------
ARIZONA                     667   97.06%     37.09%       87.00%     91.69%       12.87%    42.21%         0.00%
                       ------------------------------------------------------------------------------------------
VIRGINIA                    676   96.16%     38.63%       93.20%     94.01%       11.65%    39.89%         0.00%
                       ------------------------------------------------------------------------------------------
COLORADO                    666   98.29%     39.20%       95.19%     92.90%       22.92%    59.63%         0.00%
                       ------------------------------------------------------------------------------------------
MARYLAND                    673   96.52%     40.56%       93.74%     86.40%       16.77%    40.18%         0.00%
                       ------------------------------------------------------------------------------------------
WASHINGTON                  681   97.06%     39.98%       93.88%     87.17%       27.70%    54.80%         0.00%
                       ------------------------------------------------------------------------------------------
NEVADA                      673   96.43%     37.55%       93.48%     93.77%       10.06%    26.36%         0.00%
                       ------------------------------------------------------------------------------------------
GEORGIA                     656   98.01%     38.73%       95.46%     96.70%       16.60%    62.02%         0.00%
                       ------------------------------------------------------------------------------------------
NEW JERSEY                  688   95.63%     41.04%       94.36%     62.73%        9.40%    32.77%         0.00%
                       ------------------------------------------------------------------------------------------
OTHER                       665   97.78%     38.69%       93.93%     85.53%       18.27%    59.02%         0.00%
-----------------------------------------------------------------------------------------------------------------
TOTAL                       672   97.23%     40.02%       94.37%     80.97%       15.38%    42.12%         0.00%
-----------------------------------------------------------------------------------------------------------------

*Separate California into North and South if possible.

                                                                             WEIGHTED AVERAGE
                                                                               COLLATERAL
                                    DEAL SIZE                                CHARACTERISTICS
                       ----------------------------------------    WA LOAN   ----------------
CALIFORNIA BREAKDOWN     #LOANS          BALANCE         %         BALANCE          WAC
---------------------------------------------------------------------------------------------
CA NORTH                    476          38,234,194    36.55%       80,324         9.70%
                       ----------------------------------------------------------------------
CA SOUTH                    860          66,367,466    63.45%       77,171         9.92%
---------------------------------------------------------------------------------------------
                          1,336         104,601,660   100.00%       78,295         9.84%
---------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------
                                                                                  REFI                  INTEREST
CALIFORNIA BREAKDOWN      FICO     %CLTV     % DTI      PRIMARY     SF/PUD       CACHOUT   FULL DOC        ONLY
------------------------------------------------------------------------------------------------------------------
CA NORTH                     681    97.45%     41.96%       98.00%    90.42%      13.39%     26.05%        0.00%
                       -------------------------------------------------------------------------------------------
CA SOUTH                     674    97.18%     42.42%       96.67%    77,171      14.00%     25.15%        0.00%
------------------------------------------------------------------------------------------------------------------
                             676    97.28%     42.25%       97.15%    82.36%      13.78%     25.48%        0.00%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                               FIXED/FLOATING (II)
--------------------------------------------------------------------------------------------------------
                                                                             WEIGHTED AVERAGE
                                                                               COLLATERAL
                                    DEAL SIZE                                CHARACTERISTICS
                       ----------------------------------------    WA LOAN   ----------------
TYPE                     #LOANS           BALANCE         %         BALANCE         WAC
---------------------------------------------------------------------------------------------
FIXED                      3,089        121,711,042     32.37%       39,401         9.76%
                       ----------------------------------------------------------------------
BALLOON                    5,037        254,280,403     67.63%       50,483         9.89%
                       ----------------------------------------------------------------------
ARM                                                      0.00%
                       ----------------------------------------------------------------------
FIXED IO                                                 0.00%
                       ----------------------------------------------------------------------
ARM IO                                                   0.00%
                       ----------------------------------------------------------------------
                                                         0.00%
                       ----------------------------------------------------------------------
                                                         0.00%
                       ----------------------------------------------------------------------
                                                         0.00%
                       ----------------------------------------------------------------------
OTHER                                                    0.00%
---------------------------------------------------------------------------------------------
TOTAL                      8,126        375,991,445     100.00%      46,270         9.85%
---------------------------------------------------------------------------------------------
Please include a list all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.


----------------------------------------------------------------------------------------------------------------
                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------
                                                                                REFI                  INTEREST
TYPE                      FICO    %CLTV     % DTI      PRIMARY     SF/PUD       CACHOUT   FULL DOC        ONLY
-----------------------------------------------------------------------------------------------------------------
FIXED                       655   98.51%     40.85%       98.38%     85.90%     16.10%      70.28%       0.00%
                       ------------------------------------------------------------------------------------------
BALLOON                     680   96.62%     39.60%       92.45%     78.61%     15.04%      28.64%       0.00%
                       ------------------------------------------------------------------------------------------
ARM
                       ------------------------------------------------------------------------------------------
FIXED IO
                       ------------------------------------------------------------------------------------------
ARM IO
                       ------------------------------------------------------------------------------------------

                       ------------------------------------------------------------------------------------------

                       ------------------------------------------------------------------------------------------

                       ------------------------------------------------------------------------------------------
OTHER
-----------------------------------------------------------------------------------------------------------------
TOTAL                       672   97.23%     40.02%       94.37%      80.97%    15.38%       42.12%      0.00%
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                   LIEN BUCKET
-------------------------------------------------------------------------------------------
                                                                             WEIGHTED AVERAGE
                                                                               COLLATERAL
                                    DEAL SIZE                                CHARACTERISTICS
                       ----------------------------------------    WA LOAN   ----------------
TYPE                     #LOANS           BALANCE          %        BALANCE         WAC
-------------------------------------------------------------------------------------------
FIRST                                                    0.00%
                       --------------------------------------------------------------------
SECOND                     8,126        375,991,445    100.00%       46,270        9.85%
                       --------------------------------------------------------------------
THIRD                                                    0.00%
                       --------------------------------------------------------------------
OTHER                                                    0.00%
-------------------------------------------------------------------------------------------
TOTAL                      8,126        375,991,445    100.00%       46,270        9.85%
-------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------
                                                                                REFI                  INTEREST
TYPE                    FICO     %CLTV     % DTI      PRIMARY     SF/PUD       CACHOUT   FULL DOC        ONLY
-----------------------------------------------------------------------------------------------------------------
FIRST
                       ------------------------------------------------------------------------------------------
SECOND                   672    97.23%     40.02%       94.37%     80.97%     15.38%      42.12%       0.00%
                       ------------------------------------------------------------------------------------------
THIRD
                       ------------------------------------------------------------------------------------------
OTHER
-----------------------------------------------------------------------------------------------------------------
TOTAL                    672    97.23%     40.02%       94.37%      80.97%    15.38%      42.12%       0.00%
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                PREPAYMENT BUCKET
-------------------------------------------------------------------------------------------
                                                                             WEIGHTED AVERAGE
                                                                               COLLATERAL
                                    DEAL SIZE                                CHARACTERISTICS
                       ----------------------------------------    WA LOAN   ----------------
TYPE                     #LOANS           BALANCE        %          BALANCE         WAC
---------------------------------------------------------------------------------------------
NONE                       6,018        263,067,675     69.97%       43,713        9.83%
                       ----------------------------------------------------------------------
6 MONTHS                      10            839,765      0.22%       83,977       10.69%
                       ----------------------------------------------------------------------
1 YEAR                       186         13,136,166      3.49%       70,625        9.93%
                       ----------------------------------------------------------------------
2 YEAR                     1,477         76,892,339     20.45%       52,060        9.94%
                       ----------------------------------------------------------------------
3 YEAR                       361         18,449,676      4.91%       51,107        9.71%
                       ----------------------------------------------------------------------
5 YEAR                        68          3,298,884      0.88%       48,513        9.65%
                       ----------------------------------------------------------------------
OTHER                          6            306,939      0.08%       51,157        9.49%
---------------------------------------------------------------------------------------------
TOTAL                      8,126        375,991,445    100.00%       46,270        9.85%
---------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------
                                                                                REFI                  INTEREST
TYPE                      FICO   %CLTV     % DTI      PRIMARY     SF/PUD       CACHOUT   FULL DOC        ONLY
-----------------------------------------------------------------------------------------------------------------
NONE                        677   96.41%     38.98%       92.39%     81.54%       15.16%    40.74%       0.00%
                       ------------------------------------------------------------------------------------------
6 MONTHS                    663   98.66%     44.28%      100.00%     72.13%       21.99%    64.59%       0.00%
                       ------------------------------------------------------------------------------------------
1 YEAR                      670   98.53%     43.11%       98.46%     50.93%       17.30%    29.90%       0.00%
                       ------------------------------------------------------------------------------------------
2 YEAR                      661   99.68%     42.28%       99.33%     82.16%       12.51%    47.46%       0.00%
                       ------------------------------------------------------------------------------------------
3 YEAR                      665   98.21%     41.64%       97.66%     87.52%       23.37%    44.41%       0.00%
                       ------------------------------------------------------------------------------------------
5 YEAR                      646   94.66%     42.76%      100.00%     93.76%       44.86%    56.37%       0.00%
                       ------------------------------------------------------------------------------------------
OTHER                       633  100.00%     44.27%      100.00%     71.68%       29.39%    53.10%       0.00%
-----------------------------------------------------------------------------------------------------------------
TOTAL                       672   97.23%     40.02%       94.37%     80.97%       15.38%    42.12%       0.00%
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                  INDEX BUCKET
-------------------------------------------------------------------------------------------
                                                                             WEIGHTED AVERAGE
                                                                               COLLATERAL
                                    DEAL SIZE                                CHARACTERISTICS
                       ----------------------------------------    WA LOAN   ----------------
TYPE                     #LOANS         BALANCE           %        BALANCE         WAC
---------------------------------------------------------------------------------------------
LIBOR - 6MONTH                                           0.00%
                       ----------------------------------------------------------------------
LIBOR - 1 YEAR                                           0.00%
                       ----------------------------------------------------------------------
TREASURY - 1 YEAR                                        0.00%
                       ----------------------------------------------------------------------
CMT - 1 YEAR                                             0.00%
                       ----------------------------------------------------------------------
FIXED                     8,126         375,991,445    100.00%       46,270        9.85%
                       ----------------------------------------------------------------------
                                                         0.00%
                       ----------------------------------------------------------------------
                                                         0.00%
                       ----------------------------------------------------------------------
OTHER                                                    0.00%
---------------------------------------------------------------------------------------------
TOTAL                    8,126          375,991,445    100.00%       46,270       9.85%
---------------------------------------------------------------------------------------------
 List all reset rates


----------------------------------------------------------------------------------------------------------------
                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------
                                                                              REFI                  INTEREST
TYPE                    FICO   %CLTV     % DTI      PRIMARY     SF/PUD       CACHOUT   FULL DOC        ONLY
-----------------------------------------------------------------------------------------------------------------
LIBOR - 6MONTH
                       ------------------------------------------------------------------------------------------
LIBOR - 1 YEAR
                       ------------------------------------------------------------------------------------------
TREASURY - 1 YEAR
                       ------------------------------------------------------------------------------------------
CMT - 1 YEAR
                       ------------------------------------------------------------------------------------------
FIXED                    672    97.23%     40.02%       94.37%     80.97%     15.38%      42.12%       0.00%
                       ------------------------------------------------------------------------------------------

                       ------------------------------------------------------------------------------------------

                       ------------------------------------------------------------------------------------------
OTHER
-----------------------------------------------------------------------------------------------------------------
TOTAL                    672    97.23%     40.02%       94.37%     80.97%     15.38%      42.12 %      0.00%
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 IO ONLY BUCKET
--------------------------------------------------------------------------------
                                            Deal Size
                                -------------------------------       WA Loan
      Type                       #Loans    Balance        %            Balance
--------------------------------------------------------------------------------
NA                                                     #DIV/0!
                              --------------------------------------------------
=<500                                                  #DIV/0!
                              --------------------------------------------------
>500 =<520                                             #DIV/0!
                              --------------------------------------------------
>520 =<540                                             #DIV/0!
                              --------------------------------------------------
>540 =<560                                             #DIV/0!
                              --------------------------------------------------
>560 =<580                                             #DIV/0!
                              --------------------------------------------------
>580 =<600                                             #DIV/0!
                              --------------------------------------------------
>600 =<620                                             #DIV/0!
                              --------------------------------------------------
>620 =<640                                             #DIV/0!
                              --------------------------------------------------
>640 =<660                                             #DIV/0!
                              --------------------------------------------------
>660 =<680                                             #DIV/0!
                              --------------------------------------------------
>680 =<700                                             #DIV/0!
                              --------------------------------------------------
>700 =<750                                             #DIV/0!
                              --------------------------------------------------
>750                                                   #DIV/0!
--------------------------------------------------------------------------------
      TOTAL                       -             -      #DIV/0!
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------
                                                                                     REFI
      Type            WAC      FICO   %CLTV     % DTI      PRIMARY     SF/PUD       CACHOUT   FULL DOC     LTV => 80
------------------------------------------------------------------------------------------------------------------------
NA
                    ----------------------------------------------------------------------------------------------------
=<500
                    ----------------------------------------------------------------------------------------------------
>500 =<520
                    ----------------------------------------------------------------------------------------------------
>520 =<540
                    ----------------------------------------------------------------------------------------------------
>540 =<560
                    ----------------------------------------------------------------------------------------------------
>560 =<580
                    ----------------------------------------------------------------------------------------------------
>580 =<600
                    ----------------------------------------------------------------------------------------------------
>600 =<620
                    ----------------------------------------------------------------------------------------------------
>620 =<640
                    ----------------------------------------------------------------------------------------------------
>640 =<660
                    ----------------------------------------------------------------------------------------------------
>660 =<680
                    ----------------------------------------------------------------------------------------------------
>680 =<700
                    ----------------------------------------------------------------------------------------------------
>700 =<750
                    ----------------------------------------------------------------------------------------------------
>750
------------------------------------------------------------------------------------------------------------------------
      TOTAL
------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                               IO PRINCIPAL BUCKET
----------------------------------------------------------------------------------
                                                 Deal Size
                              -------------------------------------      WA Loan
UPB                               #Loans       Balance      %            Balance
----------------------------------------------------------------------------------
=<10                                                     #DIV/0!
                              ----------------------------------------------------
>10=<20                                                  #DIV/0!
                              ----------------------------------------------------
>20 =<50                                                 #DIV/0!
                              ----------------------------------------------------
>50 =<75                                                 #DIV/0!
                              ----------------------------------------------------
>75=<100                                                 #DIV/0!
                              ----------------------------------------------------
>100=<200                                                #DIV/0!
                              ----------------------------------------------------
>100=<200                                                #DIV/0!
                              ----------------------------------------------------
=>700                                                    #DIV/0!
----------------------------------------------------------------------------------
TOTAL                                -            -      #DIV/0!
----------------------------------------------------------------------------------
*IN $1,000


------------------------------------------------------------------------------------------------------------------------
                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------
                                                                                         REFI
UPB                    WAC     FICO       %CLTV     % DTI       PRIMARY     SF/PUD     CACHOUT    FULL DOC     LTV => 80
-------------------------------------------------------------------------------------------------------------------------
=<10
                       --------------------------------------------------------------------------------------------------
>10 =<20
                       --------------------------------------------------------------------------------------------------
>20 =<50
                       --------------------------------------------------------------------------------------------------
>50 =<75
                       --------------------------------------------------------------------------------------------------
>75 =<100
                       --------------------------------------------------------------------------------------------------
>100 =<200
                       --------------------------------------------------------------------------------------------------
>100 =<200
                       --------------------------------------------------------------------------------------------------
=>700
-------------------------------------------------------------------------------------------------------------------------
TOTAL
-------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                             MORTGAGE INSURANCE (MI)
----------------------------------------------------------------------------------
                                            Deal Size
                              --------------------------------         WA Loan
Type                           #of Loan   Balance          %            Balance
----------------------------------------------------------------------------------
>80 LTV with MI                                        #DIV/0!
                              ----------------------------------------------------
>80 LTV without MI                                       0.00%
                              ----------------------------------------------------
All covered by MI                                        0.00%
                              ----------------------------------------------------
Not covered by MI                                        0.00%
                              ----------------------------------------------------
Other                                                    0.00%
----------------------------------------------------------------------------------
TOTAL                           -               -      #DIV/0!
----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
-----------------------------------------------------------------------------------------------------------------------
                                                                                       REFI
TYPE                   WAC    FICO       %CLTV     % DTI       PRIMARY     SF/PUD     CACHOUT    FULL DOC     LTV => 80
-----------------------------------------------------------------------------------------------------------------------
>80 LTV with MI
                       ------------------------------------------------------------------------------------------------
>80 LTV without MI
                       ------------------------------------------------------------------------------------------------
All covered by MI
                       ------------------------------------------------------------------------------------------------
Not covered by MI
                       ------------------------------------------------------------------------------------------------
Other
-----------------------------------------------------------------------------------------------------------------------
TOTAL
-----------------------------------------------------------------------------------------------------------------------